Exhibit 10.15

AMENDMENT TO EXECUTIVE
EMPLOYMENT AGREEMENT

This First Amendment to Executive Employment Agreement (“AMENDMENT”) is made this 11th day of May, 2017, by and between Charah, LLC (formerly known as Charah, Inc.) (the “COMPANY”) and Charles E. Price (“Executive”), (collectively the “PARTIES”).
1.The Parties entered into that certain Executive Employment Agreement on or about December 23, 2016 (the “AGREEMENT”).
2.    Pursuant to Section 21 of the Agreement, the Parties hereby amend Section 3 by inserting the following sentence before the last sentence of the section:
“The Parties further agree that, notwithstanding the limitations set forth in this Section 3, Executive may serve as a member of the Board of Directors of Braidy Industries, Inc.”

In all other respects, the terms of the Agreement between Executive and the Company shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, Executive and the Company have executed this Amendment this day and year as first written above.

CHARAH, LLC		CHARLES E. PRICE

/s/ Charles Price		/s/ Charles Price

By:	Charles Price

Its:	President & CEO